AMENDMENT

TO

FUND ACCOUNTING AGREEMENT

This Amendment (“Amendment”) dated July 23, 2026 (“Effective Date”) is by and between Direxion Shares ETF Trust (the “Trust”) and The Bank of New York Mellon (“BNY”).

BACKGROUND:

A.

BNY and the Trust entered into a Fund Accounting Agreement dated as of September 1, 2012, as amended to date, (the “Agreement”) relating to BNY Mellon’s provision of services to each series identified on Exhibit A (each a “Fund”).

B.	The parties desire to amend the Agreement as set forth herein.

TERMS:

The parties hereby agree that:

1.	Exhibit A to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

2.	Miscellaneous.

(a)

Capitalized terms not defined in this Amendment shall remain in full force and effect. In the event of a conflict between the terms hereof and the Agreement, as to services described in this Amendment, this Amendment shall control.

(b)	As hereby amended and supplemented, the Agreement shall remain in full force and effect.

(c)

The Agreement, as amended hereby, constitutes the complete understanding and agreement of the parties with respect to the subject matter thereof and supersedes all prior communications with respect thereto.

(d)

This Amendment may be executed in one or more counterparts and such execution may occur by manual signature on a copy of the Amendment physically delivered, on a copy of the Amendment transmitted by facsimile transmission or on a copy of the Amendment transmitted as an imaged document attached to an email, or by “Electronic Signature”, which is hereby defined to mean inserting an image, representation or symbol of a signature into an electronic copy of the Amendment by electronic, digital or other technological methods.  Each counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed counterparts of this Amendment or of executed signature pages to counterparts of this Amendment, in either case by facsimile transmission or as an imaged document attached to an email transmission, shall constitute effective execution and delivery of this Amendment and may be used for all purposes in lieu of a manually executed and physically delivered copy of this Amendment.

(e)	This Amendment shall be governed by the laws of the State of New York, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed as of the Effective Date by its duly authorized representative designated below. An authorized representative, if executing this Amendment by Electronic Signature, affirms authorization to execute this Amendment by Electronic Signature and that the Electronic Signature represents an intent to enter into this Amendment and an agreement with its terms.

DIREXION SHARES ETF TRUST
On behalf of each Fund identified on Schedule II attached to the Agreement

By: /s/ Alyssa Sherman
Name: Alyssa Sherman
Title: Secretary

THE BANK OF NEW YORK MELLON

By: /s/ Michael Spates
Name: Michael Spates
Title: Director

EXHIBIT A

(Amended and Restated as of July 23, 2026)

DX Shrs ETF Trust Exp Wire OP Acct

Direxion Daily S&P 500 Bull 3X Shares

Direxion Daily S&P 500 Bear 3X Shares

Direxion Daily Mid Cap Bull 3X Shares

Direxion Daily Small Cap Bull 3X Shares

Direxion Daily Small Cap Bear 3X Shares

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Direxion Daily FTSE China Bull 3X Shares

Direxion Daily FTSE China Bear 3X Shares

Direxion Daily MSCI India Bull 2X Shares

Direxion Daily Latin America Bull 2X Shares

Direxion Daily Energy Bull 2X Shares

Direxion Daily Energy Bear 2X Shares

Direxion Daily Financial Bull 3X Shares

Direxion Daily Financial Bear 3X Shares

Direxion Daily Technology Bull 3X Shares

Direxion Daily Technology Bear 3X Shares

Direxion Daily MSCI Real Estate Bull 3X Shares

Direxion Daily MSCI Real Estate Bear 3X Shares

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Direxion Daily 20+ Year Treasury Bull 3X Shares

Direxion Daily 20+ Year Treasury Bear 3X Shares

Direxion Daily Healthcare Bull 3X Shares

Direxion Daily Retail Bull 3X Shares

Direxion Daily Semiconductor Bull 3X Shares

Direxion Daily Semiconductor Bear 3X Shares

Direxion Daily Gold Miners Index Bull 2X Shares

Direxion Daily Gold Miners Index Bear 2X Shares

Direxion Daily Russia Bull 2X Shares

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Daily MSCI South Korea Bull 3X Shares

Direxion Daily MSCI Brazil Bull 2X Shares

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Direxion Daily FTSE Europe Bull 3X Shares

Direxion Daily S&P 500® Bull 2X Shares

Direxion Daily CSI 300 China A Share Bull 2X Shares

Direxion Daily CSI 300 China A Share Bear 1X Shares

Direxion Daily S&P Biotech Bull 3X Shares

Direxion Daily S&P Biotech Bear 3X Shares

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Direxion Daily Regional Banks Bull 3X Shares

Direxion Daily S&P 500 Bear 1X Shares

Direxion Daily CSI China Internet Index Bull 2X Shares

Direxion Auspice Broad Commodity Strategy ETF

Direxion BCS Fund, Ltd.

Direxion Daily MSCI Mexico Bull 3X Shares

Direxion Daily Utilities Bull 3X Shares

Direxion Daily Industrials Bull 3X Shares

Direxion Daily Transportation Bull 3X Shares

Direxion Daily Aerospace & Defense Bull 3X Shares

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Direxion Daily Consumer Discretionary Bull 3X Shares

Direxion Russell 1000 Value Over Growth ETF

Direxion Russell 1000 Growth Over Value ETF

Direxion Daily S&P 500® High Beta Bull 3X Shares

Direxion Daily S&P 500® High Beta Bear 3X Shares

Direxion Daily Dow Jones Internet Bull 3X Shares

Direxion Daily Dow Jones Internet Bear 3X Shares

Direxion MSCI USA ESG - Leaders vs. Laggards ETF

Direxion S&P 500 High minus Low Quality ETF

Direxion Flight to Safety Strategy ETF

Direxion FTS Fund, Ltd.

Direxion Work From Home ETF

Direxion High Growth ETF

Direxion Fallen Knives ETF

Direxion Dynamic Hedge ETF

Direxion Connected Consumer ETF

Direxion Moonshot Innovators ETF

Direxion World Without Waste ETF

Direxion Daily Cloud Computing Bull 2X Shares

Direxion Daily Cloud Computing Bear 2X Shares

Direxion Hydrogen ETF

Direxion Daily Travel & Vacation Bull 2X Shares

Direxion Daily 5G Communications Bull 2X Shares

Direxion Low Priced Stock ETF

Direxion Daily Global Clean Energy Bull 2X Shares

Direxion Daily Select Large Caps & FANGs Bull 2X Shares

Direxion Daily US Infrastructure Bull 2X Shares

Direxion Nanotechnology ETF

Direxion Daily Aviation Bull 2X Shares

Direxion Daily Oil Services Bull 2X Shares

Direxion Daily Metal Miners Bull 2X Shares

Direxion Daily Software Bull 2X Shares

Direxion Daily FinTech Bull 2X Shares

Direxion mRNA ETF

Direxion Digital Advertising ETF

Direxion Daily S&P 500 Equal Weight Bull 2X Shares

Direxion Daily TIPS Bull 2X Shares

Direxion Daily TIPS Bear 2X Shares

Direxion Breakfast Commodities Strategy ETF

Direxion Coffee Strategy ETF

Direxion Copper Strategy ETF

Direxion Internet Infrastructure ETF

Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares

Direxion Daily AAPL Bull 2X Shares

Direxion Daily AAPL Bear 1X Shares

Direxion Daily TSLA Bull 2X Shares

Direxion Daily TSLA Bear 1X Shares

Direxion Daily AMZN Bull 2X Shares

Direxion Daily AMZN Bear 1X Shares

Direxion Daily GOOGL Bull 2X Shares

Direxion Daily GOOGL Bear 1X Shares

Direxion Daily META Bull 2X Shares

Direxion Daily META Bear 1X Shares

Direxion Daily MSFT Bull 2X Shares

Direxion Daily MSFT Bear 1X Shares

Direxion HCM Tactical Enhanced Equity Strategy ETF

Direxion Daily NVDA Bull 2X Shares

Direxion Daily NVDA Bear 1X Shares

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares

Direxion Daily Magnificent 7 Bull 2X Shares

Direxion Daily Magnificent 7 Bear 1X Shares

Direxion Daily AI and Big Data Bull 2X Shares

Direxion Daily AI and Big Data Bear 2X Shares

Direxion Daily Uranium Industry Bull 2X Shares

Direxion Daily Crypto Industry Bull 2X Shares

Direxion Daily Crypto Industry Bear 1X Shares

Direxion Daily TSM Bull 2X Shares

Direxion Daily TSM Bear 1X Shares

Direxion Daily NFLX Bull 2X Shares

Direxion Daily NFLX Bear 1X Shares

Direxion Daily MU Bull 2X Shares

Direxion Daily MU Bear 1X Shares

Direxion Daily AVGO Bull 2X Shares

Direxion Daily AVGO Bear 1X Shares

Direxion Daily BRKB Bear 1X Shares

Direxion Daily BRKB Bull 2X Shares

Direxion Daily PLTR Bear 1X Shares

Direxion Daily PLTR Bull 2X Shares

Direxion Daily AMD Bull 2X Shares

Direxion Daily AMD Bear 1X Shares

Direxion Daily PANW Bull 2X Shares

Direxion Daily PANW Bear 1X Shares

Direxion Daily LLY Bull 2X Shares

Direxion Daily LLY Bear 1X Shares

Direxion Daily BA Bull 2X Shares

Direxion Daily BA Bear 1X Shares

Direxion Daily XOM Bull 2X Shares

Direxion Daily XOM Bear 1X Shares

Direxion Daily CSCO Bull 2X ETF

Direxion Daily CSCO Bear 1X ETF

Direxion Daily QCOM Bull 2X ETF

Direxion Daily QCOM Bear 1X ETF

Direxion Daily F Bull 2X ETF

Direxion Daily F Bear 1X ETF

Direxion Daily SHOP Bull 2X ETF

Direxion Daily Shop Bear 1X ETF

Direxion Daily LMT Bull 2X ETF

Direxion Daily LMT Bear 1X ETF

Direxion Daily Biotech Top 5 Bull 2X ETF

Direxion Daily Energy Top 5 Bull 2X ETF

Direxion Daily Semiconductors Top 5 Bull 2X ETF

Direxion Daily Semiconductors Top 5 Bear 2X ETF

Direxion Daily Technology Top 5 Bull 2X ETF

Direxion Daily Technology Top 5 Bear 2X ETF

Direxion Daily COIN Bull 2X ETF

Direxion Daily HOOD Bull 2X ETF

Direxion Daily INTC Bull 2X ETF

Direxion Daily ORCL Bull 2X ETF

Direxion Daily ORCL Bear 1X ETF

Direxion SP 500 Eq Plus ETF

Direxion Daily SOFI Bull 2X ETF

Direxion Daily ASML Bull 2X ETF

Direxion Daily BABA Bull 2X ETF

Direxion Daily MRVL Bull 2X ETF

Direxion Daily ADBE Bull 2X ETF

Direxion Daily PYPL Bull 2X ETF

Direxion Daily TXN Bull 2X ETF

Direxion Daily UNH Bull 2X ETF

Direxion Daily GOLD BULL 2X ETF

Direxion Daily BITCOIN BULL 2X ETF

Direxion Daily ETHER BULL 2X ETF

Direxion Daily SILVER BULL 2X ETF

Direxion Daily SPACEX BEAR 2X ETF

Direxion Daily SPACEX BULL 2X ETF

Direxion Daily SK Hynix Bull 2X ETF

Direxion GOOGL Defined Income Boost ETF

Direxion META Defined Income Boost ETF

Direxion MU Defined Income Boost ETF

Direxion NVDA Defined Income Boost ETF

Direxion PLTR Defined Income Boost ETF

Direxion TSLA Defined Income Boost ETF